SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported): September 27, 2001


                           VARI-L COMPANY, INC.
          (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                            4895 Peoria Street
                          Denver, Colorado 80239
                 (Address of Principal Executive Offices)




                              (303) 371-1560
                      (Registrant's Telephone Number,
                           including Area Code)


ITEM 5.  OTHER EVENTS

     Vari-L Company, Inc.(the "Registrant") issued a press release on September 27, 2001 releasing financial information which is attached as
Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1      Press Release dated September 27, 2001
          99.2      Transcript for September 27, 2001 Conference Call

ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the transcript of the September 27, 2001 Conference Call including a summary of questions and answers from the call ,is attached as Exhibit 99.2 to this report and incorporated herein by reference. The transcript shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

     The conference call, which was open to the public, was also broadcast live over the Internet through PRNewswire's web site at www.videonewswire.com.

Date:  September 27, 2001          VARI-L COMPANY, INC.



                                   By:/s/Charles R. Bland
                                      Charles R. Bland
                                      President and Chief Executive
                                      Officer